                                                                    EXHIBIT 10.6



                                  DATED 14 MAY, 1996


                          PERPETUAL TRUSTEE COMPANY LIMITED
                                  (ACN 000 001 007)
                                     ('TRUSTEE')

                         WESTFIELD AMERICA MANAGEMENT LIMITED
                                  (ACN 072 780 619)
                                     ('MANAGER')

                             CENTERMARK PROPERTIES, INC.
                                    ('CENTERMARK')



                                 SPECIAL OPTION DEED



                                    MINTER ELLISON
                                       Lawyers
                                   44 Martin Place
                                   SYDNEY NSW 2000

                                    DX 117 SYDNEY
                               Telephone (02) 210 4444
                               Facsimile (02) 235 2711
                             Reference LRB: JBS: 10418404

                                  TABLE OF CONTENTS

                                                                            PAGE


1.   DEFINITIONS..............................................................1

2.   GRANT OF SPECIAL OPTIONS.................................................4

3.   PREREQUISITES TO EXERCISE OF OPTIONS.....................................5

4.   COVENANTS................................................................6

5.   REGISTRATION, TRANSFERS AND LISTING OF OPTIONHOLDERS.....................9

6.   ASSIGNMENT..............................................................10

7.   DISPUTES................................................................10

8.   CONDITION PRECEDENT.....................................................10

9.   Costs and Stamp Duty....................................................11

10.  FURTHER ACTION..........................................................11

11.  GOVERNING LAW AND JURISDICTION..........................................12

12.  SERVICE OF PROCESS......................................................12

13.  NOTICES.................................................................12

14.  INTERPRETATION..........................................................13

15.  AMENDMENT...............................................................14

16.  TRUSTEE'S LIMITATION OF LIABILITY.......................................14

                                       SCHEDULE

     SPECIAL OPTION CERTIFICATE................................................

     SPECIAL OPTION TERMS

1.   ENTITLEMENT..........................................................1 - 2

2.   EXERCISE PERIOD......................................................1 - 2

3.   PREREQUISITE TO EXERCISE ............................................1 - 2

4.   EXERCISE PRICE.......................................................1 - 2

5.   RANKING OF UNITS ON EXERCISE OF SPECIAL OPTIONS......................1 - 3

6.   MANNER OF EXERCISE...................................................1 - 3

7.   TRANSFER OF SPECIAL OPTIONS..........................................1 - 4

8.   NEW ISSUES BY WAT....................................................1 - 5

9.   RIGHT TO VOTE........................................................1 - 5

10.  SECURITIES LAW RESTRICTIONS..........................................1 - 5

11.  BENEFIT OF COVENANTS.................................................1 - 8


ANNEXURE A ...............................................................A1-A2

ANNEXURE B-1      ........................................................B1-B3

ANNEXURE B1-B3    ........................................................B4-B6

ANNEXURE C ..................................................................C1

                                 SPECIAL OPTION DEED

DEED dated May 14, 1996

BETWEEN PERPETUAL TRUSTEE COMPANY LIMITED (ACN 000 001 007) of 39 Hunter Street, Sydney, New South Wales, in its capacity as trustee of the Westfield America Trust ('WAT'), constituted by Trust Deed dated 28 March 1996, as amended ('TRUSTEE').

AND WESTFIELD AMERICA MANAGEMENT LIMITED (ACN 072 780 619) of Level 24, Westfield Tower, 100 William Street, Sydney, New South Wales 2011 in its capacity as manager of WAT ('MANAGER').

AND CENTERMARK PROPERTIES, INC., a Missouri corporation of 11601 Wilshire Boulevard, 12th Floor, Los Angeles CA 90025, USA ('CENTERMARK').


RECITALS

A.   WAT was constituted by the Trust Deed.

B.   The Manager intends to conduct the Offer.

C. By CLAUSE 8.5 of the Trust Deed, the Manager may, subject to certain provisos, issue Units to any person at a price and on terms approved by the Trustee.

D. The parties have agreed, pursuant to CLAUSES 6.9 and 11 of the Trust Deed but subject to Completion, that the Manager will grant 940,000 Special Options to CenterMark, or its nominees, in accordance with the provisions of this Deed.


OPERATIVE PROVISIONS

1.   DEFINITIONS

     'ASX' means Australian Stock Exchange Limited.

     'BUSINESS HOURS' means the hours between 9am and 5pm (Sydney time) excluding weekends and New South Wales public holidays.

     'COMMON SHARE' means one fully paid share of Class B Common Stock (whether B-1, B-2 or B-3 Common Stock) in CenterMark or any other class of Common Stock in CenterMark into which shares of Class B Common Stock are subsequently converted and 'COMMON SHAREHOLDER' or 'COMMON SHARES' has a corresponding meaning.

     'COMPLETION' means completion of the Placement, which is expected to occur on 1 July 1996 (New York time).

     'COMPLETION DATE' means the date on which Completion actually occurs.

     'CONSIDERATION RATIO' means one Preferred Share for the Special Option Number of Units or such other ratio that results from the application of CLAUSE 4.1 or CLAUSE 4.2.

     'EXPERT' means an independent, international investment banking firm agreed to by the Manager, the Trustee, CenterMark, all Ordinary Optionholders and all Special Optionholders or (in default of agreement between them), an independent, international investment banking firm nominated (at the request of any of them) by the President or the head for the time being of the Australian Institute of Chartered Accountants.

     'EUROPEAN INSTITUTIONS' means those institutions which purchase Preferred Shares in the Placement and their respective successors and assigns.

     'FINANCIAL YEAR' means a 12-month period from 1 January to 31 December.

     'OFFER' means the offer by the Manager to raise A$402 million through the issue and allotment to Australian investors of 402 million Units, at an issue price of A$1 per Unit, pursuant to the Prospectus.

     'ORDINARY OPTION DEED' means an ordinary option deed dated the date of this deed between the Trustee, the Manager, CenterMark and Westfield American Investments Pty Limited.

     'ORDINARY OPTION' means an option issued pursuant to the Ordinary Option Deed and 'ORDINARY OPTIONHOLDER' has a corresponding meaning.

     'PLACEMENT' means the placement by CenterMark of Preferred Shares to European Institutions and Common Shares to U.S. Investors (including any Common Shares retained by Whitehall Street Real Estate Limited Partnership III), for a total aggregate subscription price of approximately US$134,000,000 million.

     'PREFERRED SHARE' means one fully paid share of Series A Preferred Stock in CenterMark and 'PREFERRED SHAREHOLDER' or 'PREFERRED SHARES' has a corresponding meaning.

     'PROSPECTUS' means the prospectus to be dated on or about 15 May 1996 relating to the Offer.

     'QUARTER' means a three-month period in a Financial Year commencing on one of the following dates:

     (a)   1 January ('FIRST QUARTER');

     (b)   1 April ('SECOND QUARTER');

     (c)   1 July ('THIRD QUARTER'); and

     (d)   1 October ('FOURTH QUARTER').

     'RATE' means the rate for Australian dollars quoted in United States dollars that is used by the Manager on the date of completion of the Offer to convert the funds raised by the Offer to United States dollars for the purpose of the Trustee acquiring Common Shares on behalf of WAT.

     'RECONSTRUCTION' means a capital reconstruction (including, without limitation, any consolidation, stock split or stock dividend, subdivision or reduction of capital), merger or any return of capital or other capital distribution, except for periodic distributions made pro-rata among shareholders of a class or issues of stock or units which are not in redemption of any shares of stock of units, or any similar capital transaction that would affect the capital structure of WAT or CenterMark, in each case of or in respect of CenterMark or WAT (as the case may be), excluding the payment of a regular periodic cash distributions in respect of the operations of CenterMark or WAT (as the case may be).

     'SPECIAL OPTION NUMBER' means the number equal to 100 divided by the Rate, as adjusted pursuant to CLAUSE 4.1 or CLAUSE 4.2.

     'SPECIAL OPTION' means an option to subscribe for that number of Units equal to the Special Option Number on the Special Option Terms, and 'SPECIAL OPTIONHOLDER' has a corresponding meaning.

     'SPECIAL OPTION PERIOD' means the period:

     (a) commencing on the date which is 24 months from the date when the Special Option is issued to the Special Optionholder; and

     (b)   expiring on 1 July 2011; and

     (c) any additional period for exercise of the Special Options pursuant to CLAUSE 4.5.

     'SPECIAL OPTION TERMS' means the terms of the Special Options as set out in the Schedule.

     'TRUST DEED' means the Trust Deed dated 28 March 1996 between the Trustee and the Manager, as amended by Deed of Variation dated 9 May 1996.

     'UNIT' means an undivided share in the beneficial interest in the Trust as provided in the Trust Deed and 'UNITHOLDER' has a corresponding meaning.

     'WAT' means the trust known as the Westfield America Trust.

2.   GRANT OF SPECIAL OPTIONS

2.1 In consideration of payment to the Trustee of A$1.00, on Completion the Manager must grant 940,000 Special Options to CenterMark or its nominees, it being acknowledged and covenanted (by both the Manager and CenterMark, for the benefit of each other and each of the European Institutions) that on Completion, CenterMark will direct the issue of such Special Options to the European Institutions.

2.2 Prior to Completion, CenterMark must deliver to the Manager and the Trustee the following information:

     (a)   the name and address of each European Institution;

     (b) the number of Special Options to be issued to that European Institution on Completion; and

     (c) the registration details for the Special Options to be Issued to each European Institution.

2.3  CenterMark agrees:

     (a) to require each European Institution which applies for Preferred Shares as part of the Placement to agree to hold Special Options in accordance with and abide by the Special Option Terms and the other terms of this Deed; and

     (b) at the direction of the Trustee (but at CenterMark's cost) to enforce such terms and conditions against any European Institution on behalf of the Trustee and account to the Trustee for the proceeds (except in respect of reimbursement of costs) of such action.

2.4  The Manager will:

     (a) register the issue of Special Options to the European Institutions in accordance with the information provided pursuant to CLAUSE 2.2;

     (b) register the issue of such Special Options to the European Institutions; and

     (c) issue and deliver Special Options, as evidenced by Option Certificates in accordance with the Schedule hereto, to such European Institutions.

3.   PREREQUISITES TO EXERCISE OF OPTIONS

3.1 A Special Option may not be exercised (and the Manager will be under no obligation to issue a Unit in respect of any Special Option) unless:

     (a) the Special Option is exercised as part of a parcel of Special Options which, on exercise, entities the Special Optionholder to a parcel of Units having a value not less than the amount required by the CORPORATIONS LAW (currently A$500,000) for the issue of each such Unit to constitute an excluded issue pursuant to section 66(2)(a) of the CORPORATIONS LAW (or any successor provision); and

     (b) the Special Optionholder complies in all material respects with all the other Special Option Terms.

3.2 The Manager covenants and agrees, for the benefit of the Special Optionholders, that it will promptly advise the Special Optionholders of changes in the amount required by the CORPORATIONS LAW as referred to in PARAGRAPH 3.1(A).

3.3  If a Special Optionholder which wishes to exercise a Special Option:

     (a) gives a Notice of Exercise (as set out in Annexure A to the Schedule); and

     (b) otherwise complies In all material respects with the requirements for exercise of a Special Option, set out in the Special Option Terms,

     the Manager must comply with the provisions hereof and of the Special Option Terms in respect of the exercise of the Special Option.

4.   COVENANTS

4.1  Subject to CLAUSE 4.2, if during the Special Option Period:

     (a)   CenterMark carries out a Reconstruction; or

     (b)   WAT carries out a Reconstruction,

     then, in each such event:

     (c)   the number of Special Options held by a Special Optionholder; or

     (d)   the Consideration Ratio and the Special Option Number; or

     (e)   some or all such factors,

     will be adjusted, as appropriate, in a manner:

     (f) approved by the Trustee, the Ordinary Optionholders and the Special Optionholders; and

     (g) which is fair and equitable to the Unitholders, Ordinary Optionholders and Special Optionholders

4.2

     (a) If during the Special Option Period, either CenterMark or WAT carries out a Reconstruction which involves:

           (i)    a subdivision, stock split, or stock dividend; or

           (ii)   a reverse stock split or consolidation,

     the adjustment to be made under CLAUSE 4.1 shall be made in the manner set out in Annexure C to the Schedule.

     (b) If during the Special Option Period WAT shall be merged or consolidated into a new entity or WAT shall transfer all or substantially all of its assets to another entity, then upon a subsequent exercise of the Special Options, the Special Optionholder shall be entitled to receive securities in the new transferee entity equal to what the Special Optionholder would have received had it exercised such Special Options and owned WAT Units immediately prior to such transaction.

     (c) If during the Special Option Period CenterMark shall be merged or consolidated into a new entity or if CenterMark shall transfer all or substantially all of its assets to another entity and the Preferred Shareholders shall receive stock in such entity in consideration of their Preferred Shares, then upon a subsequent exercise of the Special Options, the Special Optionholder shall be entitled to use such new preference shares received in such transaction (in lieu of the Preferred Shares) as the consideration for the issuance of Units based on a revised Special Option Number ratio which is fair and equitable to the Unitholders, the Ordinary Optionholders and the Special Optionholders.

4.3 The Manager covenants that the Manager will, on exercise of Special Options, accept Preferred Shares or cash in accordance with the Special Option Terms (as the case may be), as consideration for the issue of Units.

4.4 The Manager represents and warrants, for the benefit of all the Special Optionholders, that:

     (a) all Special Options granted under this Deed have been duly authorised, validly issued and outstanding, and are entitled to the rights under this Deed;

     (b) the Units issuable upon exercise of the Special Options will be duly authorised, validly issued, fully paid and non-assessable;

     (c) there are no preemptive rights or similar rights to purchase any such Units upon such exercise on the part of any holders of any class of securities of WAT;

     (d) this Deed has been duly authorised, executed and delivered by the Manager and the Trustee and is a valid and binding obligation of the Manager and the Trustee, enforceable in accordance with the terms hereof, and

     (e) the Manager will ensure that at all times while Special Options are outstanding, WAT will have sufficient authorised and unissued Units available for issue upon exercise of Special Options and all other options outstanding with respect to Units.

4.5
     (a) Each of the Trustee and Manager covenant with CenterMark, for the benefit of the Special Optionholders, that If prior to the expiration of the Special Option Period it receives:

           (i)    notice of a proposal to terminate WAT; or

           (ii) a requisition from Unitholders to convene a meeting of Unitholders for the purpose of passing a resolution to terminate WAT,

     then:

           (iii) it will immediately give written notice to the Special Optionholders of the proposal or requisition; and

           (iv) at any time after the date of such notice but before WAT is terminated, any Special Optionholder may exercise one or more of its Special Options in accordance with the provisions of this Deed.

     (b) The Manager agrees that, until the expiration of the Special Option Period, prior to any Reconstruction of WAT, and CenterMark agrees that until the expiration of the Special Option Period, prior to any Reconstruction of CenterMark, it will provide not less than 30 days' prior written notice of such transaction to the Special Optionholders and each Special Optionholder shall have the right at any time following delivery of such notice to exercise its Special Options.

4.6 The Manager covenants that it will use its best endeavours to ensure that the Units (including the Units issued on the exercise of the Special Options) are officially quoted on the ASX, immediately upon issuance and that such official quotation is maintained.

5.   REGISTRATION, TRANSFERS AND LISTING OF OPTIONHOLDERS

5.1 The Manager covenants and agrees that it will maintain a register of Special Optionholders, and the Trustee and each Special Optionholder may:

     (a)   inspect such register at any time during business hours; and

     (b)   obtain copies of such register.

5.2 The Manager must send to Special Optionholders copies of all notices (including, without limitation, notices of Unitholders' meetings), accounts and other statements sent to Unitholders.

5.3 For the purposes of CLAUSE 5.2, notices, accounts and other statements sent to joint Special Optionholders will be deemed to be sent to all those Special Optionholders, if sent to the Special Optionholder named first on the register.

5.4 Subject to the securities law restrictions referred to in the Special Option Terms, Special Options are fully transferrable, and may be transferred as follows:

     (a) by delivery of a duly executed and stamped transfer by the Transferor to the Manager, together with certificates for the Special Options to which the transfer relates; and

     (b) the Manager registering the transfer of the Special Options, subject to the terms and conditions of the Trust Deed, which Manager agrees to do promptly.

5.5  If a Special Optionholder:

     (a)   has lost a certificate in respect of any Special Options; and

     (b) provides the Manager with a statutory declaration of loss in respect of such certificate,

     the Manager shall cancel the lost certificates and issue replacement certificates to the Special Optionholder.

5.6 The parties acknowledge that there is currently no intention to apply for quotation of the Special Options on any stock exchange

6.   ASSIGNMENT

     A party must not assign this Deed or any right under this Deed without the prior written consent of each other party and all Special Optionholders, except nothing in this CLAUSE 6 affects the right of a Special Optionholder to transfer a Special Option.

7.   DISPUTES

7.1 If a dispute arises between any of the parties in relation to an adjustment to:

     (a)   the number of Special Options held by a Special Optionholder; or

     (b)   the Consideration Ratio and the Special Conversion Number; or

     (c)   some or all such factors,

     or any other adjustment to be made pursuant to CLAUSE 4.1 OR 4.2, any party is entitled to refer the dispute (but no other disputes) to an Expert.

7.2  The Expert must:

     (a) resolve the dispute in a timely manner as an expert and not as an arbitrator; and

     (b) determine the party or parties responsible for paying the costs of the Expert having regard to his findings concerning resolution of the dispute.

7.3  The determination of the Expert will be final and binding on the parties.

8.   CONDITION PRECEDENT

8.1 This Deed (excluding this CLAUSE 8) is conditional on and shall not be effective until satisfaction of the following condition precedent ('CONDITION'), namely simultaneous completion of the Offer.

8.2  The parties acknowledge that:

     (a)   the Condition is for the benefit of all parties; and

     (b) the Condition may not be waived in whole or in part except by written waiver of all parties.

8.3 If the Condition is not satisfied or waived on or before 5.00pm on 30 August 1996, any party may terminate this Deed by written notice to each other party.

8.4 On termination of this Deed pursuant to CLAUSE 8.3, all rights and obligations of the parties shall cease and no party shall have any liability under this Deed.

9.   COSTS AND STAMP DUTY

9.1 Centermark must bear all costs of or relating to the preparation and execution of this Deed.

9.2 CenterMark must pay all stamp duty, transfer taxes, licence fees and any other taxes, fees and expenses on or relating to:

     (a)   this Deed; or

     (b) the transfer and/or re-registration and/or re-issue of Special Options to European Institutions, pursuant to CLAUSE 2.2.

9.3 To the extent that CenterMark fails to comply with its obligation under CLAUSES 9.1 or 9.2, the Manager will bear such costs and pay such stamp duty and other taxes and expenses, to the extent that such costs or stamp duty and other taxes and expenses would otherwise have been payable by any Special Optionholders.

10.  FURTHER ACTION

10.1 Each party to this Deed must:

     (a) use reasonable efforts to do all things necessary or desirable to give full effect to this Deed; and

     (b) refrain from doing anything that might hinder performance of this Deed.

10.2 Upon request by any Special Optionholder, in connection with the transfer of any Special Option, CenterMark shall provide promptly information regarding the stock ownership (including by attribution) of CenterMark as determined under the U.S.

     Internal Revenue Code and the effect of the ownership limitation contained in CenterMark's Restated Articles of Incorporation with respect to such transfer.

11.  GOVERNING LAW AND JURISDICTION

11.1 This Deed is governed by the law applicable in New South Wales, Australia.

11.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia.

12.  SERVICE OF PROCESS

12.1 CenterMark appoints Minter Ellison of 44 Martin Place as its agent to accept on its behalf service of initiating process in any proceedings relating to or arising out of this Deed ('PROCESS AGENT').

12.2 CenterMark may from time to time appoint a replacement of the Process Agent or any replacement Process Agent by giving notice to each other party.

13.  NOTICES

13.1 A party giving notice or notifying under this Deed must do so in writing:

     (a) directed to the recipient's address specified in this CLAUSE 14, as varied by any notice; and

     (b)   hand delivered or sent by prepaid post or facsimile to that address.

     The parties' addresses and facsimile numbers are:

     TRUSTEE:     Perpetual Trustee Company Limited
                  39 Hunter Street
                  SYDNEY NSW 2000
                  Facsimile Number: (02) 233 8582

     MANAGER:     Westfield America Management Limited
                  Level 24, Westfield Tower
                  100 William Street
                  SYDNEY NSW 2011
                  Facsimile Number: (02) 358 7077

     CENTERMARK:  CenterMark Properties Inc
                  11601 Wilshire Boulevarde
                  12th Floor, Los Angeles CA  90025 USA
                  Facsimile Number: 310 444 9071

13.2 A notice given in accordance with CLAUSE 13.1 is taken to be received:

     (a)   if hand delivered, on delivery;

     (b)   if sent by prepaid post, 5 days after the date of posting;

     (c) if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within eight business hours after that transmission, the recipient informs the sender that it has not received the entire notice.

13.3 The Trustee will promptly deliver to each Special Optionholder copies of any notice changing the foregoing addresses

14.  INTERPRETATION

     In this Deed, unless the contrary intention appears:

     (a) headings are for ease of reference only and do not affect the meaning of this Deed;

     (b) the singular includes the plural and vice versa and words importing a gender include other genders;

     (c) other grammatical forms of defined words or expressions have corresponding meanings;

     (d) a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this Deed and a reference to this Deed includes any schedules and annexures;

     (e) a reference to a document or agreement, including this Deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

     (f) a reference to 'A$', '$A', 'dollar' or '$' is a reference to Australian currency;

     (g) a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory or other place where that obligation is to be performed;

     (h) a reference to a party includes its executors, administrators, successors and permitted assigns;

     (i) words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies; and

     (j) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901
           (Cth) or the equivalent State legislation, as applicable.

15.  AMENDMENT

     This Deed may be amended only in writing signed by each party and all Special Optionholders.

16.  TRUSTEE'S LIMITATION OF LIABILITY

16.1 Except as provided in CLAUSE 16.2, as the Trustee enters into this Deed only in its capacity as trustee of WAT, the Trustee is liable under this Deed only up to the extent to which it is indemnified out of the assets of WAT.

16.2 The Trustee is only personally liable to the extent that it is fraudulent, negligent, or in breach of trust.

16.3 If the Trustee is not personally liable, the parties other than the Trustee must not sue the Trustee personally or seek to wind it up to recover any outstanding money, and the Trustee is entitled to plead this clause as a bar to the taking of any such proceedings.

16.4 Nothing contained in CLAUSE 16.1 shall limit the fight of any party to bring action for performance by the Trustee or limit any party's right to recover damages from the assets of the Trust to the extent that the Trustee is liable under this Deed.

EXECUTED as a deed.


SIGNED BY PERPETUAL TRUSTEE       )
COMPANY LIMITED through its duly  )
appointed attorney                )


  /s/ Gai McGrath                        /s/ Allan Cowper
-----------------------------------    -----------------------------------


      Gai McGrath                            Allan Cowper
-----------------------------------    -----------------------------------


THE COMMON SEAL of WESTFIELD                     )
AMERICA MANAGEMENT LIMITED                       )
is affixed in accordance with its articles of    )
association in the presence of                   )




    /s/ Timothy G. Walsh                /s/ Stephen P. Johns
-----------------------------------    -----------------------------------
Secretary                              Director


     Timothy G. Walsh                        Stephen P. Johns
-----------------------------------    -----------------------------------
Name of secretary (print)              Name of Director (print)

SIGNED by CENTERMARK                             )
PROPERTIES INC through its duly                  )
authorised representative [         ] in the     )
presence of



  /s/ Peter Schwartz                   /s/ Peter Lowy, Executive Vice President
-----------------------------------   ------------------------------------------
Signature of witness                 CENTERMARK PROPERTIES INC



      Peter Schwartz
-----------------------------------
Name of witness (print)

                                       SCHEDULE


                              SPECIAL OPTION CERTIFICATE

                                                              CERTIFICATE NUMBER

WESTFIELD AMERICA TRUST

              Constituted by Trust Deed dated 28 March 1996, as amended

                              SPECIAL OPTION CERTIFICATE

--------------------------------------------------------------------------------
  NUMBER OF OPTIONS               CLASS               DISTINCTIVE NUMBERS
--------------------------------------------------------------------------------

[              ]             Special Options          FROM [          ]

                                                      TO   [          ]
--------------------------------------------------------------------------------

These Options are issued in accordance with the Trust Deed of the Westfield America Trust, and the Special Option Terms annexed

This is to certify that:

     (a)   [                 ] of [                 ] is, subject to the terms
           of the Trust Deed and the Special Option Terms annexed, the registered holder of the options in Westfield America Trust set out in the panel above; and

     (b) all of the terms and conditions of the Special Option Deed and the Special Option Terms are incorporated herein by reference for the benefit of each Special Optionholder, including, in particular, all of the representations, warranties and covenants of the Manager and the Trustee set forth in that Deed and the Special Option Terms shall be deemed to be restated, mutatis mutandi, for the benefit of the Special Optionholders from time to time.

SPECIAL FOR AND ON BEHALF of Perpetual Trustee company Limited, in its capacity as trustee of Westfield America Trust.


                                            -----------------------------
                                            Director


                                            -----------------------------
                                            Secretary

                                                                           1 - 2

                                 SPECIAL OPTION TERMS

                              (Attached to Certificate)

1.   ENTITLEMENT

     Each Special Option will entitle an Special Optionholder to subscribe for that number of Units equal to the Special Conversion Number.

2.   EXERCISE PERIOD

     A Special Option may be exercised at any time during the Special Option Period.

3.   PREREQUISITE TO EXERCISE

     Each Special Option must be exercised in compliance with all the securities law restrictions set out in PARAGRAPH 10 and as part of a parcel of Options which, on exercise, entitles the Special Optionholder to Units having a value not less than the minimum amount required under the Corporations Law (currently $A500,000) for the issue by the Trustee of Units on exercise of such Special Option to constitute an excluded issue pursuant to section 66(a)(1) of the Corporations Law (or any successor statute).

4.   EXERCISE PRICE

4.1 The exercise price ('EXERCISE PRICE') payable to the Trustee per Unit on exercise of a Special Option shall be the amount of United States dollars required to buy one Australian dollar, determined by reference to the Rate.

4.2 On exercise of a Special Option, the Exercise Price payable on exercise of each Special Option may be satisfied by:

     (a)   payment of US$100 to the Trustee; or

     (b)   the transfer of a Preferred Share to the Trustee.

4.3 On exercise of a parcel of Special Options, the Special Optionholder will receive a number of Units equal to the number of that parcel of Special Options multiplied by the Special Conversion Number, provided that if this multiplication results in a total that includes a fraction of one Unit, that fraction will be rounded up to be one additional Unit.

                                                                           1 - 3

5.   RANKING OF UNITS ON EXERCISE OF SPECIAL OPTIONS

5.1 Subject to PARAGRAPH 5.2, a Unit allotted on exercise of a Special Option will rank in all respects equally with the existing Units on issue at the date of allotment.

5.2 A Unit allotted on exercise of a Special Option during a Quarter will rank for distribution of the distributable Income of WAT from the first day of that Quarter unless:

     (i) the date of allotment occurs subsequent to the expiration of the First or Third Quarter but prior to a date when the entitlement of holders of Preferred Shares to receive dividends payable in respect of a First Quarter or Third Quarter is determined by CenterMark, in which event the Unit will rank for distributions by WAT of distributable income from the first day of that previous Quarter; or

     (ii) the date of allotment occurs subsequent to the expiration of the Second Quarter or Fourth Quarter but prior to the date when the entitlement of holders of Preferred Shares to receive dividends payable in respect of a Second Quarter or Fourth Quarter is determined by CenterMark, in which event the Unit will rank for distributions by WAT of distributable income from the first day of the previous Quarter.

6.   MANNER OF EXERCISE

6.1 If a Special Optionholder wishes to exercise a Special Option, it must give an irrevocable (subject to PARAGRAPH 6.2) written notice in the form set out in Annexure A ('NOTICE OF EXERCISE') to the Manager (and a copy to the Trustee), specifying:

     (a) the number of Special Options in the parcel of Special Options which the Special Optionholder wishes to exercise in compliance with PARAGRAPH 3;

     (b) the specific date (being not less than 6 and not more than 30 days from the date of the Notice of Exercise) on which it wishes to exercise those Special Options ('EXERCISE DATE');

     (c) the number of Units ('RELEVANT NUMBER') (being equal to the Special Conversion Number multiplied by the number of Special Options to which the Notice of Exercise relates) which the Special Optionholder should be allotted on the Exercise Date; and

     (d) those matters demonstrating compliance with the U.S. securities laws restrictions set forth in PARAGRAPH 10.

                                                                           1 - 4

6.2 Within 5 days from receipt of the Notice of Exercise, the Manager will provide the Special Optionholder with all material filed by it with the ASX in respect to WAT since the last annual report issued to Special Optionholders and the Special Optionholder will (by written notice to the Manager, and a copy to the Trustee) be entitled to revoke the Notice of Exercise at any time during the 15 days immediately following receipt of such material.

6.3  Subject to PARAGRAPH 6.2, on the Exercise Date:

     (a) the Special Optionholder must deliver to the Trustee the total Exercise Price, either:

           (i)    in cash; or

           (ii) by the transfer of that number of Preferred Shares equal to the number of Special Options to which Notice of Exercise relates; or

           (iii) partly in the manner referred to in PARAGRAPH (I) and partly in manner referred to PARAGRAPH (II); and

     (b) in consideration of the payment of the total Exercise Price either in cash or by the transfer of Preferred Shares pursuant to PARAGRAPH
           (A), the Manager must issue to the Special Optionholder the Relevant Number of Units.

6.4 A Special Optionholder who elects to transfer Preferred Shares either in full or part payment of the Exercise Price, must ensure that any Preferred Share transferred pursuant to PARAGRAPH 6.3(b) (if any), is (immediately prior to transfer) owned by the Special Optionholder (free of all mortgages, charges, liens and other encumbrances or prior claims) and has attached all rights (including rights to receive dividends) attaching or accruing to the Preference Share on the Exercise Date provided that if the Special Option is exercised after the record date for the First or Third Quarter dividend by CenterMark and prior to payment of such dividend, then the transfer of a Preference Share shall not include such unpaid dividends.

7.   TRANSFER OF SPECIAL OPTIONS

     Subject to the securities law restrictions set out in PARAGRAPH 10, a Special Option will be fully transferable.

8.   NEW ISSUES BY WAT

                                                                           1 - 5

8.1 A Special Option will not confer any right on the Special Optionholder to participate in any new issues of Units or Special Options to subscribe for new Units by WAT or any distributions by WAT.

8.2 Special Optionholders who exercise Special Options prior to the books closing date for an issue or distribution by WAT, will be entitled to participate in that issue or distribution as a Unitholder to the extent set out in the Trust Deed.

9.   RIGHT TO VOTE

     In accordance with CLAUSE 6.10 of the Trust Deed, no Special Option confers on the Special Optionholder:

     (a)   any right to vote at a meeting of Unitholders; or

     (b) any right to require the Manager of WAT to redeem or repurchase the Special Option; or

     (c) except as expressly provided in the Trust Deed or this Deed, any other entitlement under the Trust Deed consequent on holding the Special Option.

10.  SECURITIES LAW RESTRICTIONS

10.1 The Special Options have not been registered under the U.S. Securities Act and may not be offered, sold or exercised except:

     (a) pursuant to an effective registration statement under the U.S. Securities Act;

     (b) within the United States to or, in the case of exercise, by Institutional 'ACCREDITED INVESTORS' within the meaning of Rule 501(a)1), (2), (3) and (7) under the Securities Act in a transaction exempt from registration requirements of the Securities Act upon delivery of a purchaser's letter in the form of ANNEXURE B-1 OR B-2, as applicable;

     (c) outside the United States to or, in the case of exercise, by non-U.S. persons in a transaction meeting the requirements of Rules 901, 903 or 904 of Regulation S under the U.S. Securities Act;

     (d) to CenterMark, its affiliates, the Trustee, the Manager or their affiliates; or

     (e)   as otherwise agreed by the Manager and Trustee.

     The Special Options shall bear a legend to the foregoing effect:

                                                                           1 - 6

     Special Options issued to non-U.S. persons pursuant to Regulation S under the U.S. Securities Act shall bear the following additional legend:

           'THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THE SECURITY MAY BE EXERCISED ONLY BY A NON-U.S. PERSON UPON DELIVERY OF EITHER (i) A WRITTEN CERTIFICATE THAT IT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (ii) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITY AND THE UNITS DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER AND (B) THE SECURITY MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE OPTION DEED'

     All other Special Options shall bear the following additional legend:

           'THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THE SECURITY MAY BE EXERCISED ONLY BY (1) A NON-U.S. PERSON UPON DELIVERY OF EITHER (i) A WRITTEN CERTIFICATE THAT IT HAS NOT BEEN EXERCISED ON BEHALF OF A U.S. PERSON, OR (ii) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITY AND THE UNITS DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR UPON DELIVERY OF A LETTER SUBSTANTIALLY IN THE FORM ANNEXED TO THE SPECIAL OPTION DEED AND (B) THIS SECURITY MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE OPTION DEED.'

10.2 Units issuable upon exercise of the Special Options will not be registered under the U.S. Securities Act and may not be offered or sold by an Optionholder after exercise of an Option except:

     (a) pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from the registration requirements thereunder;

     (b) outside the United States to non-U.S. persons (which term shall include U.S. dealers or other professional fiduciaries acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)) in reliance upon Rules 903 and 904 of Regulation S under the U.S. Securities Act;

                                                                           1 - 7

     (c) in 'regular way transactions' on the ASX, provided that neither the seller, nor any person acting on its behalf, knows that the transaction has been pre-arranged with a buyer that is a U.S. person or is located in the U.S.;

     (d)   to the Trustee or the Manager or its affiliates; or

     (e)   as otherwise agreed by the Manager and Trustee.

     The foregoing restrictions shall be noted in the Unit register maintained by the Manager. The Manager agrees that it will cause the notation to be removed from the Unit register at such time as the Units may be transferred without restriction under applicable law.

10.3 A Special Option may only be exercised by a non-U.S. person upon delivery of either:

     (a) a written certification that the Special Optionholder is not a U.S. person and the Special Option is not being exercised on behalf of a U.S. person; or

     (b) a written opinion of counsel to the effect that the Special Option and the Units delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder.

10.4 A Special Option may only be exercised by a U.S. person upon delivery of a purchaser's letter for 'Accredited Investors' in the form of ANNEXURE B-1, certifying that the Special Optionholder is an 'Accredited Investor' as defined in that letter, together with the other materials referred to therein.

10.5 A Special Option may not be transferred to any person if the effect of such transfer would be that the ownership limitations contained in CenterMark's Restated Articles of Incorporation would be violated.

10.6 Any withholding obligation of WAT upon receipt of a Preferred Share may be satisfied by delivery of an amount in United States dollars by the Special Optionholder.

11.  BENEFIT OF COVENANTS

     To the extent that any covenant contained in the Special Option Deed is made for the benefit of Special Optionholders, such covenant shall be enforceable against the Trustee, the Manager or CenterMark by a Special Optionholder.

                             ANNEXURE A (TO THE SCHEDULE)

                                  NOTICE OF EXERCISE


TO:        WESTFIELD AMERICA MANAGEMENT LIMITED
           Manager of Westfield America Trust
           [                 ]

COPY:      PERPETUAL TRUSTEE COMPANY LIMITED
           Trustee of Westfield America Trust
           [                 ]


I/We [                 ] of [                 ] give notice that I/we wish to
exercise [Special Options] registered in my/our name on [                 ],
being a date not less than [6] and not more than [30] days after the date of this Notice ('EXERCISE DATE').

I/We confirm that:

     (a) Preferred shares in CenterMark registered in our name will on the Exercise Date be free of all mortgages, charges, liens and other encumbrances or prior claims;

     (b) the units in the Westfield America Trust to be issued to me/us on exercise of the Special Options to which this Notice of Exercise relates, have a value of not less than the amount required by the CORPORATIONS LAW for the issue of each such Unit to constitute an excluded issue pursuant to Section 66(1)(a) of the CORPORATIONS LAW;

     (c) this Notice of Exercise is irrevocable (subject to PARAGRAPH 7.2 of the Ordinary Option Terms or Special Option Terms as applicable);

     (d) I/we have read the restrictions on exercise of Special Options and on transferability of units set forth in the Special Option Deed. I/we understand that the Units have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the 'SECURITIES ACT'), and may not be offered or sold except as permitted by the Special Option Deed and that such restrictions may be required to be noted in the Unit register as set forth in the Special Option Deed. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should reoffer, resell, pledge or transfer any Units, we will do so only in accordance with the Special Option Deed; and

     (e)   APPLICABLE PARAGRAPH TO BE INSERTED

     NOTE: the following paragraph to be included in a notice of exercise by a non-U.S. person requesting that units be delivered to an address outside of the United States:

     [We are not a U.S. person, we are not acquiring any units for the account of any U.S. person, and we have not offered, sold or delivered, and will not offer, sell or deliver, directly or indirectly, or as principal or agent, any units acquired by us in the United States or to any U.S. person. U.S. person has the meaning set forth in Regulation S under the Securities Act, and includes, among other persons, any national, citizen or resident of the United States or the estate or trust of any such person, any corporation, partnership or other entity created or organised in or under the laws of the United States, or any political subdivision thereof, any trust or estate (other than a foreign trust or estate) and any United States branch of a non-U.S. person. 'UNITED STATES' means the United States of America, its territories and possessions.]

     NOTE: the following paragraph to be included in a notice of exercise by an 'ACCREDITED INVESTOR' (a person meeting the requirements of Rule 501(a) of Regulation D under the Securities Act):

     [We are delivering herewith a purchaser's letter for accredited investors in the form of Annexure B-1 to the Special Option Deed's Schedules and the other materials referred to therein, and certify that each of us is an 'ACCREDITED INVESTOR' as defined in that letter.]

     NOTE: the following paragraph to be included in a notice of exercise by a non-U.S. person requesting that units be delivered to an address in the United States or who does not meet the standards set forth in Note 2.

     [We are not a U.S. person]. [We are delivering herewith a written opinion of nationally recognised United States counsel to the effect that the Special Options and the units delivered upon exercise have been registered under the Securities Act or are exempt from registration thereunder.]

                            ANNEXURE B-1 (TO THE SCHEDULE)

                  FORM OF PURCHASER'S LETTER BY ACCREDITED INVESTOR

                           ACQUISITION OR TRANSFER OF UNITS


TO:  WESTFIELD AMERICA MANAGEMENT LIMITED
     Manager of Westfield America Trust
     [                 ]

COPY:      PERPETUAL TRUSTEE COMPANY LIMITED
           Trustee of Westfield America Trust
           [                 ]


Dear Ladies and Gentlemen:

In connection with our proposed acquisition of Units of Westfield America Trust (the 'Trust') [in exchange for Preferred Stock of CenterMark Properties, Inc], we confirm that:

1.   We have received a copy of the Special Option Deed dated          1996
     (the 'Option Deed') relating to issuance of Units.

2. We understand that the Units have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the 'Securities Act'), and may not be offered or sold except as permitted in the following sentence.

3. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should reoffer, resell, pledge or transfer any Units, we will do so only:

     (a) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available);

     (b) outside the United States in a transaction meeting the requirements of Rule 903 or 904 of Regulation S under the Securities Act;

     (c) to an institutional 'accredited investor' (as defined below) pursuant to any other exemption from the registration requirements of the Securities Act, subject to:

           (i) the receipt by the Trust of a letter substantially in the form provided in the Special Option Deed,

           (ii) unless such transfer is of Units with a purchase price of not less than US$250,000 to an 'ACCREDITED INVESTOR' (as defined below), the receipt by the Manager of an opinion of counsel acceptable to the Manager that such reoffer, resale, pledge or transfer is in compliance with the Securities Act;

     (d)   to the Trustee, the Manager or its affiliates; and

     in each case, in accordance with any applicable securities laws of any State or the United States of America or any other applicable jurisdiction.

4. So long as the foregoing restrictions are required to be noted in the Unit register, the undersigned will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth above.

5. We understand that, on any proposed reoffer, resale, pledge or transfer of any Units, we will be required to furnish to the Manager and the registrar and transfer agent for the Units, such certification and other information as the Manager may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and the provisions of the Special Option Deed pursuant to which the Units were issued. We further understand that the foregoing restrictions will be noted in the Unit register.

     [Insert applicable paragraph.]

6. [We are an institutional 'ACCREDITED INVESTOR' (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.]

7.   [insert applicable paragraph.]

     [We are acquiring the Units purchased by us for our own account or for one or more accounts (each of which is an 'ACCREDITED INVESTOR' ) as to each of which we exercise sole investment discretion and for each of which we are acquiring Units with a purchase price of not less than US$250,000 in each case for investment and not with a view to, or for sale in connection with any distribution thereof within the meaning of the Securities Act.]

     [We have delivered to the Manager an opinion of counsel acceptable to the Manager that such offer, sale, pledge or transfer of the Units to us is in compliance with the Securities Act.]

You are entitled to rely upon this letter and are irrevocably authorised to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,

                                  [Purchaser]


                                  By:
                                     ----------------------
                                       Name:
                                       Title:

Dated:

Signed by [            ] through its   )
duly authorised representative         )
[             ] in the presence of:    )

or

THE COMMON SEAL of # is affixed in               )
accordance with its articles of association in   )
the presence of                                  )



-----------------------------------    -----------------------------------
Secretary                              Director



-----------------------------------    -----------------------------------
Name of secretary (print)              Name of director (print)

                            ANNEXURE B-2 (TO THE SCHEDULE)

                  FORM OF PURCHASER'S LETTER BY ACCREDITED INVESTOR

                                 TRANSFER OF OPTIONS


TO:        WESTFIELD AMERICA MANAGEMENT LIMITED
           Manager of Westfield America Trust
           [                 ]

COPY:      PERPETUAL TRUSTEE COMPANY LIMITED
           Trustee of Westfield America Trust
           [                 ]

Dear Ladies and Gentlemen:

In connection with our proposed acquisition of Special Options of Westfield America Trust (the 'Trust'):

1. We have received a copy of the Special Option Deed dated (the 1996 (the 'Option Deed') relating to issuance of Units.

2. We understand that the Special Options and the Units issuable upon exercise thereof have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the 'SECURITIES ACT'), and may not be offered or sold except as permitted in the following sentence and in the Special Option Deed.

3. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should reoffer, resell, pledge or transfer any Special Options, we will do so only:

     (a) outside the United States to a foreign person in a transaction meeting the requirements of Rule 903 or 904 of Regulation S under the Securities Act;

     (b) to an institutional 'accredited investor' (as defined below) pursuant to an exemption from the registration requirements of the Securities Act, subject to:

           (i) the receipt by the Trust of a letter substantially in the form provided in the Special Option Deed,

           (ii) unless such transfer is of Special Options with a purchase price of not less than US$250,000 to an 'ACCREDITED INVESTOR' (as defined below), the receipt by the Trust of an opinion of counsel acceptable to the Manager that such reoffer, resale, pledge or transfer is in compliance with the Securities Act;

     (c) to CenterMark Properties Inc, its affiliates, the Trustee, the Manager or its affiliates; and

           in each case, in accordance with any applicable securities laws of any State or the United States of America or any other applicable jurisdiction.

4. The undersigned will, and each subsequent purchaser from it is required to, notify any subsequent purchaser from it of the resale restrictions set forth above.

5. We understand that, on any proposed reoffer, resale, pledge or transfer of any Special Options, we will be required to furnish to the Manager and the registrar and transfer agent for the Units, such certification and other information as the Manager may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and the provisions of the Special Option Deed pursuant to which the Special Options were issued. We further understand that the foregoing restrictions will be noted in the a legend on the Special Options.

     [Insert applicable paragraph.]

6. [We are an institutional 'ACCREDITED INVESTOR' (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.]

7.   [insert applicable paragraph.]

     [We are acquiring the Special Options purchased by us for our own account or for one or more accounts (each of which is an 'ACCREDITED INVESTOR') as to each of which we exercise sole investment discretion and for each of which we are acquiring Special Options with a purchase price of not less than US$250,000 in each case for investment and not with a view to, or for sale in connection with any distribution thereof within the meaning of the Securities Act.]

     [We have delivered to the Manager an opinion of counsel acceptable to the Manager that such offer, sale, pledge or transfer of the Special Options to us is in compliance with the Securities Act.]

You are entitled to rely upon this letter and are irrevocably authorised to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,

                                  [Purchaser]



                                  By:
                                     ----------------------
                                       Name:
                                       Title:

Dated:

Signed by [            ] through its   )
duly authorised representative         )
[             ] in the presence of:    )

or


THE COMMON SEAL of # is affixed in               )
accordance with its articles of association in   )
with the presence of                             )



-----------------------------------    -----------------------------------
Secretary                              Director



-----------------------------------    -----------------------------------
Name of secretary (print)              Name of director (print)

                                      ANNEXURE C

                                     ADJUSTMENTS


1.   STOCK SPLITS, REVERSE STOCK SPLITS AND STOCK DIVIDENDS IN CENTERMARK.

     If at any time CenterMark consolidates or subdivides its Preferred Shares or issues a stock dividend, then on exercise of a Special Option:

     (a) to the extent that the Exercise Price is to be satisfied in cash, such subdivision or consolidation shall have no effect on the Exercise Price; and

     (b) to the extent that such Exercise Price is to be satisfied by the transfer of Preferred Shares, the number of Preferred Shares required to be transferred to the Trustee on the Exercise Date shall be proportionately increased or decreased so that the Special Optionholder is effectively transferring to the Trustee the same percentage interest in CenterMark as it would have been required to transfer on exercise of the Special Option immediately prior to the consolidation or subdivision or stock dividend.

2.   STOCK SPLITS, REVERSE STOCK SPLITS AND STOCK DIVIDENDS BY WAT.

2.1 Subject to PARAGRAPH 2.2, if the Trustee or Manager gives effect to a subdivision or consolidation of Units or issues a dividend payable in Units, then on exercise of a Special Option, a Special Optionholder shall be entitled to receive a proportionately greater or lesser number of Units, so that the number of Units which it receives represents the same percentage interest in WAT as it would have obtained if it had exercised the Special Option immediately prior to the consolidation or subdivision or dividend.

2.2 The Manager's obligation to issue a greater or lesser number of Units (pursuant to PARAGRAPH 2.1) for the same cash amount, is subject to the Trustee being able to amend the Trust Deed in accordance with section 1069A(7) of the CORPORATIONS LAW provided that the Manager and the Trustee will use their best efforts to obtain an appropriate amendment to the Trust Deed.